EXHIBIT 10.2

SEVENTH AMENDMENT TO THE AMENDED AND RESTATED

SERIES 2002-2 SUPPLEMENT

This SEVENTH AMENDMENT TO THE AMENDED AND RESTATED SERIES 2002-2 SUPPLEMENT (this “Amendment”), dated as of March 21, 2006, amends the Amended and Restated Series 2002-2 Supplement (the “Series 2002-2 Supplement”), dated as of November 22, 2002, as amended by the First Amendment thereto, dated as of October 30, 2003, the Second Amendment thereto, dated as of June 3, 2004, the Third Amendment thereto, dated as of November 30, 2004, the Fourth Amendment thereto, dated as of November 28, 2005, the Fifth Amendment thereto, dated as of December 23, 2005 and the Sixth Amendment thereto, dated as of February 17, 2006 and is among CENDANT RENTAL CAR FUNDING (AESOP) LLC (formerly known as AESOP Funding II L.L.C.), a special purpose limited liability company established under the laws of Delaware (“CRCF”), CENDANT CAR RENTAL GROUP, LLC (formerly known as Cendant Car Rental Group, Inc.), a limited liability company established under the laws of Delaware, as administrator, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (formerly known as JPMorgan Chase Bank), a national banking association, as administrative agent, the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK, a New York banking corporation, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2002-2 Noteholders (in such capacity, the “Series 2002-2 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between CRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2002-2 Supplement, as applicable.

W I T N E S S E T H:

WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement thereto may be amended with the consent of CRCF, the Trustee and each affected Noteholder of the applicable Series of Notes, so long as such amendment only affects the Noteholders of such Series of Notes;

WHEREAS, the parties desire to (i) amend the Series 2002-2 Supplement to provide for a new mechanism for calculating enhancement, (ii) amend and restate Schedule I to the Series 2002-2 Supplement and (iii) extend the Scheduled Expiry Date;and

WHEREAS, CRCF has requested the Trustee, the Series 2002-2 Agent and each Series 2002-2 Noteholder to, and, upon the effectiveness of this Amendment, CRCF, the Trustee, the Series 2002-2 Agent and the Series 2002-2 Noteholders have agreed to, amend certain provisions of the Series 2002-2 Supplement as set forth herein;

NOW, THEREFORE, it is agreed:

1.  Article I(a) of the Series 2002-2 Supplement is hereby amended by adding the following sentence to the end thereof:

“In the event that a term used herein shall be defined both herein and in the Base Indenture, the definition of such term herein shall govern.”

2.  Additional Definitions. Article I(b) of the Series 2002-2 Supplement, is hereby amended to include the following definitions in appropriate alphabetical order:

““Adjusted Net Book Value” means, as of any date of determination, with respect to each Adjusted Program Vehicle as of such date, the product of 0.965 and the Net Book Value of such Adjusted Program Vehicle as of such date.”

““AESOP II Excluded Receivable Amount” means, as of any date of determination, the greater of (A) the sum, with respect to each Moody’s Non-Investment Grade Manufacturer as of such date, of the product of (1) to the extent such amounts are included in the calculation of the AESOP II Loan Agreement Borrowing Base as of such date, all amounts receivable, as of such date, by AESOP Leasing II from such Moody’s Non-Investment Grade Manufacturer and (2) the Moody’s Excluded Manufacturer Receivable Specified Percentage for such Moody’s Non-Investment Grade Manufacturer as of such date and (B) the sum, with respect to each Standard & Poor’s Non-Investment Grade Manufacturer as of such date, of the product of (1) to the extent such amounts are included in the calculation of the AESOP II Loan Agreement Borrowing Base as of such date, all amounts receivable, as of such date, by AESOP Leasing II from such Standard & Poor’s Non-Investment Grade Manufacturer and (2) the Standard & Poor’s Excluded Manufacturer Receivable Specified Percentage for such Standard & Poor’s Non-Investment Grade Manufacturer as of such date.”

““Confirmation Condition” means, with respect to any Bankrupt Manufacturer which is a debtor in Chapter 11 Proceedings, a condition that shall be satisfied upon the bankruptcy court having competent jurisdiction over such Chapter 11 Proceedings issuing an order that remains in effect approving (i) the assumption of such Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) by such Bankrupt Manufacturer or the trustee in bankruptcy of such Bankrupt Manufacturer under Section 365 of the Bankruptcy Code and at the time of such assumption, the payment of all amounts due and payable by such Bankrupt Manufacturer under such Manufacturer Program and the curing of all other defaults by the Bankrupt Manufacturer thereunder or (ii) the execution, delivery and performance by such Bankrupt Manufacturer of a new post-petition Manufacturer Program (and the related assignment agreements) on the same terms and covering the same Vehicles as such Bankrupt Manufacturer’s Manufacturer Program (and the related Assignment Agreements) in effect on the date such Bankrupt Manufacturer became subject to such Chapter 11 Proceedings and, at the time of the execution and delivery of such new post-petition Manufacturer Program, the payment of all amounts due and payable by such Bankrupt Manufacturer under such Manufacturer Program and the curing of all other defaults by the Bankrupt Manufacturer thereunder; provided that notwithstanding the foregoing, the Confirmation Condition shall be deemed satisfied until the 90th calendar day following the initial filing in respect of such Chapter 11 Proceedings.”

““Excluded Receivable Amount” means, as of any date of determination, the greater of the Moody’s Excluded Receivable Amount and the Standard & Poor’s Excluded Receivable Amount as of such date.”

““Finance Guide” means the Black Book Official Finance/Lease Guide.”

““Inclusion Date” means, with respect to any Vehicle, the date that is three months after the earlier of (i) the date such Vehicle became a Redesignated Vehicle and (ii) if the Manufacturer of such Vehicle is a Bankrupt Manufacturer, the date upon which the Event of Bankruptcy which caused such Manufacturer to become a Bankrupt Manufacturer first occurred.”

““Market Value Average” means, as of any day, the percentage equivalent of a fraction, the numerator of which is the average of the Selected Fleet Market Value as of the preceding Determination Date and the two Determination Dates precedent thereto and the denomin-ator of which is the sum of (a) the average of the aggregate Net Book Value of all Non-Program Vehicles (excluding (i) any Unaccepted Program Vehicles, (ii) any Excluded Redesignated Vehicles and (iii) any other Non-Program Vehicles that are subject to a Manufacturer Program with an Eligible Non-Program Manufacturer with respect to which no Manufacturer Event of Default has occurred and is continuing) and (b) the average of the aggregate Adjusted Net Book Value of all Adjusted Program Vehicles, in the case of each of clause (a) and (b) leased under the AESOP I Operating Lease and the Finance Lease as of the preceding Determination Date and the two Determination Dates precedent thereto.”

““Moody’s Excluded Manufacturer Receivable Specified Percentage” means, as of any date of determination, with respect to each Moody’s Non-Investment Grade Manufacturer as of such date, the percentage (not to exceed 100%) most recently specified in writing by Moody’s to CRCF and the Trustee and consented to by the Surety Provider with respect to such Moody’s Non-Investment Grade Manufacturer; provided, however, that as of the Series 2002-2 Seventh Amendment Effective Date the Moody’s Excluded Manufacturer Receivable Specified Percentage for each Moody’s Non-Investment Grade Manufacturer shall be 100%; provided further that the initial Moody’s Excluded Manufacturer Receivable Specified Percentage with respect to any Manufacturer that becomes a Moody’s Non-Investment Grade Manufacturer after the Series 2002-2 Seventh Amendment Effective Date shall be 100%.”

““Moody’s Excluded Receivable Amount” means, as of any date of determination, the sum of the following amounts with respect to each Moody’s Non-Investment Grade Manufacturer as of such date: the product of (i) to the extent such amounts are included in the calculation of AESOP I Operating Lease Loan Agreement Borrowing Base as of such date, all amounts receivable, as of such date, by AESOP Leasing or the Intermediary from such Moody’s Non-Investment Grade Manufacturer and (ii) the Moody’s Excluded Manufacturer Receivable Specified Percentage for such Moody’s Non-Investment Grade Manufacturer as of such date.”

““Moody’s Non-Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that (i) is not a Bankrupt Manufacturer and (ii) does not have a long-term senior unsecured debt rating of at least “Baa3” from Moody’s; provided that any Manufacturer whose long-term senior unsecured debt rating is downgraded from at least “Baa3” to below “Baa3” by Moody’s after the Series 2002-2 Seventh Amendment Effective Date shall not be deemed a Moody’s Non-Investment Grade Manufacturer until the thirtieth (30th) calendar day following such downgrade.”

““Selected Fleet Market Value” means, with respect to all Adjusted Program Vehicles and all Non-Program Vehicles (excluding (i) any Unaccepted Program Vehicles, (ii) any Excluded Redesignated Vehicles and (iii) any other Non-Program Vehicles that are subject to a Manufacturer Program with an Eligible Non-Program Manufacturer with respect to which no Manufacturer Event of Default has occurred and is continuing) as of any date of determination, the sum of the respective Market Values of each such Adjusted Program Vehicle and each such Non-Program Vehicle, in each case subject to the AESOP I Operating Lease or the Finance Lease as of such date. For purposes of computing the Selected Fleet Market Value, the “Market Value” of an Adjusted Program Vehicle or a Non-Program Vehicle means the market value of such Vehicle as specified in the most recently published NADA Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease and the Finance Lease; provided, that if the NADA Guide is not being published or the NADA Guide is being published but such Vehicle is not included therein, the Market Value of such Vehicle shall be based on the market value specified in the most recently published Finance Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease or the Finance Lease; provided, further, that if the Finance Guide is being published but such Vehicle is not included therein, the Market Value of such Vehicle shall mean (x) in the case of an Adjusted Program Vehicle, the Adjusted Net Book Value of such Adjusted Program Vehicle and (y) in the case of a Non-Program Vehicle, the Net Book Value of such Non-Program Vehicle provided, further, that if the Finance Guide is not being published, the Market Value of such Vehicle shall be based on an independent third-party data source selected by the Administrator and approved by each Rating Agency that is rating any Series of Notes and the Surety Provider (such approval not to be unreasonably withheld or delayed), at the request of CRCF based on the average equipment and average mileage of each Vehicle of such model class and model year then leased under the AESOP I Operating Lease or the Finance Lease; provided, further, that if no such third-party data source or methodology shall have been so approved or any such third-party data source or methodology is not available, the Market Value of such Vehicle shall be equal to a reasonable estimate of the wholesale market value of such Vehicle as determined by the Administrator, based on the Net Book Value of such Vehicle and any other factors deemed relevant by the Administrator.”

““Series 2002-2 Moody’s Highest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum of (i) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are either not subject to a Manufacturer Program (including by reason of rejection in a bankruptcy or repudiation by the Manufacturer) or not eligible for repurchase under a Manufacturer Program as of such date and (ii) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease that are either not subject to a Manufacturer Program (including by reason of rejection in a bankruptcy or repudiation by the Manufacturer) or not eligible for repurchase under a Manufacturer Program as of such date and (b) the denominator of which is the sum of (i) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (ii) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date.”

““Series 2002-2 Moody’s Highest Enhancement Rate” means, as of any date of determination, the greater of (a) 39.5% and (b) the sum of (i) 39.5% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).”

““Series 2002-2 Moody’s Intermediate Enhanced Vehicle Percentage” means, as of any date of determination, 100% minus the sum of (a) the Series 2002-2 Moody’s Lowest Enhanced Vehicle Percentage and (b) the Series 2002-2 Moody’s Highest Enhanced Vehicle Percentage.”

““Series 2002-2 Moody’s Intermediate Enhancement Rate” means, as of any date of determination, 38.25%.”

““Series 2002-2 Moody’s Lowest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum, without duplication, of (1) the sum of (A) the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease that are manufactured by Eligible Program Manufacturers having long-term senior unsecured debt ratings of “Baa2” or higher from Moody’s as of such date and (B) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Program Vehicles leased under the AESOP II Operating Lease that are manufactured by Eligible Program Manufacturers having long-term senior unsecured debt ratings of “Baa2” or higher from Moody’s as of such date, (2) so long as any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “Baa2” or higher from Moody’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (3) the lesser of (A) the sum of (x) if as of such date any Eligible Program Manufacturer has a long-term senior unsecured debt rating of “Baa3” from Moody’s, the sum of (I) the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Program Manufacturer as of such date and (II) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Program Vehicles leased under the AESOP II Operating Lease manufactured by each such Eligible Program Manufacturer as of such date and (y) if as of such date any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “Baa3” from Moody’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (B) 10% of the sum of (I) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (II) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date and (b) the denominator of which is the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (2) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date.”

““Series 2002-2 Moody’s Lowest Enhancement Rate” means, as of any date of determination, 16.5%.”

““Series 2002-2 Moody’s Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Series 2002-2 Moody’s Lowest Enhancement Rate and (B) the Series 2002-2 Moody’s Lowest Enhanced Vehicle Percentage as of such date, (ii) the product of (A) the Series 2002-2 Moody’s Intermediate Enhancement Rate as of such date and (B) the Series 2002-2 Moody’s Intermediate Enhanced Vehicle Percentage as of such date, and (iii) the product of (A) the Series 2002-2 Moody’s Highest Enhancement Rate as of such date and (B) the Series 2002-2 Moody’s Highest Enhanced Vehicle Percentage as of such date.”

““Series 2002-2 Non-Investment Grade Manufacturer” means, as of any date of determination, any Moody’s Non-Investment Grade Manufacturer or any Standard & Poor’s Non-Investment Grade Manufacturer as of such date.”

““Series 2002-2 Non-Investment Grade Manufacturer Percentage” means, with respect to any Series 2002-2 Non-Investment Grade Manufacturer, as of any date of determination, a fraction, expressed as a percentage, (i) the numerator of which is the sum of (x) the aggregate Net Book Value of all Vehicles manufactured by such Series 2002-2 Non-Investment Grade Manufacturer and leased under the AESOP I Operating Lease as of such date and (y) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by such Non-Investment Grade Manufacturer and leased under the AESOP II Operating Lease as of such date and (ii) the denominator of which is the sum of (x) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (y) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date.”

““Series 2002-2 Standard & Poor’s Highest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum of (i) the sum of (A) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by either of the Standard & Poor’s Specified Non-Investment Grade Manufacturers as of such date and (B) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease that are manufactured by either of the Standard & Poor’s Specified Non-Investment Grade Manufacturers as of such date, (ii) the excess, if any, of (A) the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by a Standard & Poor’s Non-Investment Grade Manufacturer other than a Standard & Poor’s Specified Non-Investment Grade Manufacturer, as of such date and (2) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease that are manufactured by a Standard & Poor’s Non-Investment Grade Manufacturer other than a Standard & Poor’s Specified Non-Investment Grade Manufacturer, as of such date over (B) 30% of the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (2) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date and (iii) the sum of (A) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease that are manufactured by a Bankrupt Manufacturer and (B) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease that are manufactured by a Bankrupt Manufacturer and (b) the denominator of which is the sum of (i) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (ii) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date.”

““Series 2002-2 Standard & Poor’s Highest Enhancement Rate” means, as of any date of determination, the sum of the Series 2002-2 Standard & Poor’s Intermediate Enhancement Rate as of such date and 9.75%.”

““Series 2002-2 Standard & Poor’s Intermediate Enhanced Vehicle Percentage” means, as of any date of determination, 100% minus the sum of (a) the Series 2002-2 Standard & Poor’s Lowest Enhanced Vehicle Percentage and (b) the Series 2002-2 Standard & Poor’s Highest Enhanced Vehicle Percentage.”

““Series 2002-2 Standard & Poor’s Intermediate Enhancement Rate” means, as of any date of determination, the greater of (a) 29.75% and (b) the sum of (i) 29.75% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).”

““Series 2002-2 Standard & Poor’s Lowest Enhanced Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the sum, without duplication, of (1) the sum of (A) the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease that are manufactured by Eligible Program Manufacturers having long-term senior unsecured debt ratings of “A” or higher from Standard & Poor’s as of such date and (B) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Program Vehicles leased under the AESOP II Operating Lease that are manufactured by Eligible Program Manufacturers having long-term senior unsecured debt ratings of “A” or higher from Standard & Poor’s as of such date, (2) so long as any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “A” or higher from Standard & Poor’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (3) the lesser of (A) the sum of (x) if as of such date any Eligible Program Manufacturer has a long-term senior unsecured debt rating of “A-” from Standard & Poor’s, the sum of (I) the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Program Manufacturer as of such date and (II) the Series 2002-2 VFN Percentage of the Aggregate Net Book Value of all Program Vehicles leased under the AESOP II Operating Lease manufactured by each such Eligible Program Manufacturer as of such date and (y) if as of such date any Eligible Non-Program Manufacturer has a long-term senior unsecured debt rating of “A-” from Standard & Poor’s and no Manufacturer Event of Default has occurred and is continuing with respect to such Eligible Non-Program Manufacturer, the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease manufactured by each such Eligible Non-Program Manufacturer that are subject to a Manufacturer Program and remain eligible for repurchase thereunder as of such date and (B) 10% of the sum of (x) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (y) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date and (b) the denominator of which is the sum of (1) the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date and (2) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of such date.”

““Series 2002-2 Standard & Poor’s Lowest Enhancement Rate” means, as of any date of determination, 20.75%.”

““Series 2002-2 Standard & Poor’s Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) the Series 2002-2 Standard & Poor’s Lowest Enhancement Rate and (B) the Series 2002-2 Standard & Poor’s Lowest Enhanced Vehicle Percentage as of such date, (ii) the product of (A) the

Series 2002-2 Standard & Poor’s Intermediate Enhancement Rate as of such date and (B) the Series 2002-2 Standard & Poor’s Intermediate Enhanced Vehicle Percentage as of such date, and (iii) the product of (A) the Series 2002-2 Standard & Poor’s Highest Enhancement Rate as of such date and (B) the Series 2002-2 Standard & Poor’s Highest Enhanced Vehicle Percentage as of such date.”

““Standard & Poor’s Excluded Manufacturer Receivable Specified Percentage” means, as of any date of determination, with respect to each Standard & Poor’s Non-Investment Grade Manufacturer as of such date, the percentage (not to exceed 100%) most recently specified in writing by Standard & Poor’s to CRCF and the Trustee and consented to by the Surety Provider with respect to such Standard & Poor’s Non-Investment Grade Manufacturer; provided, however, that as of the Series 2002-2 Seventh Amendment Effective Date the Standard & Poor’s Excluded Manufacturer Receivable Specified Percentage for each Standard & Poor’s Non-Investment Grade Manufacturer shall be 100%; provided further that the initial Standard & Poor’s Excluded Manufacturer Receivable Specified Percentage with respect to any Manufacturer that becomes a Standard & Poor’s Non-Investment Grade Manufacturer after the Series 2002-2 Seventh Amendment Effective Date shall be 100%.”

““Standard & Poor’s Excluded Receivable Amount” means, as of any date of determination, the sum of the following amounts with respect to each Standard & Poor’s Non-Investment Grade Manufacturer as of such date: the product of (i) to the extent such amounts are included in the calculation of AESOP I Operating Lease Loan Agreement Borrowing Base as of such date, all amounts receivable, as of such date, by AESOP Leasing or the Intermediary from such Standard & Poor’s Non-Investment Grade Manufacturer and (ii) the Standard & Poor’s Excluded Manufacturer Receivable Specified Percentage for such Standard & Poor’s Non-Investment Grade Manufacturer as of such date.”

““Standard & Poor’s Non-Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that (i) is not a Bankrupt Manufacturer and (ii) does not have a long-term senior unsecured debt rating of at least “A-” from Standard & Poor’s; provided that any Manufacturer whose long-term senior unsecured debt rating is downgraded from at least “A-” to below “A-” by Standard & Poor’s after the Series 2002-2 Seventh Amendment Effective Date shall not be deemed a Standard & Poor’s Non-Investment Grade Manufacturer until the thirtieth (30th) calendar day following such downgrade.”

““Standard & Poor’s Specified Non-Investment Grade Manufacturer” means, as of any date of determination, each of the Standard & Poor’s Non-Investment Grade Manufacturers with the two highest Series 2002-2 Non-Investment Grade Manufacturer Percentages as of such date.”

3.  Amendment of Definitions. Each of the following defined terms, as set forth in Article I(b) of the Series 2002-2 Supplement, is hereby amended and restated in its entirety as follows:

““Principal Deficit Amount” means, on any date of determination, the excess, if any, of (i) the Series 2002-2 Invested Amount on such date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such date is a Distribution Date) over (ii) the sum of (a) the Series 2002-2 AESOP I Operating Lease Loan Agreement Borrowing Base and (b) the Series 2002-2 VFN Percentage of (1) the AESOP II Loan Agreement Borrowing Base minus (2) the AESOP II Excluded Receivable Amount on such date.”

““Scheduled Expiry Date” means, with respect to any Purchaser Group, March 20, 2007, as such date may be extended in accordance with Section 2.6(b).”

““Series 2002-2 AESOP I Operating Lease Loan Agreement Borrowing Base” means, as of any date of deter-mination, the product of (a) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the excess of (i) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (ii) the Excluded Receivable Amount as of such date.”

““Series 2002-2 Overcollateralization Amount” means (i) as of any date on which no AESOP I Operating Lease Vehicle Deficiency exists, the Series 2002-2 Required Over-collaterali-zation Amount as of such date and (ii) as of any date on which an AESOP I Operating Lease Vehicle Deficiency exists, the excess, if any, of (x) the sum of the Series 2002-2 AESOP I Operating Lease Loan Agreement Borrowing Base and the Series 2002-2 VFN Percentage of (1) the AESOP II Loan Agreement Borrowing Base minus (2) the AESOP II Excluded Receivable Amount as of such date over (y) the Series 2002-2 Invested Amount as of such date.”

““Series 2002-2 Required AESOP I Operating Lease Vehicle Amount” means, as of any date of determination, the excess, if any, of (x) the sum of the Series 2002-2 Required Overcollateralization Amount and the Series 2002-2 Invested Amount as of such date over (y)  the Series 2002-2 VFN Percentage of (i) the AESOP II Loan Agreement Borrowing Base as of such date minus (ii) the AESOP II Excluded Receivable Amount.”

““Series 2002-2 Required Enhancement Amount” means, as of any date of determination, the sum of:

(i) the product of the Series 2002-2 Required Enhancement Percentage as of such date and the Series 2002-2 Invested Amount as of such date;

(ii) the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the Non-Program Vehicle Amount as of the immediately preceding Business Day over the Series 2002-2 Maximum Non-Program Vehicle Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) the Series 2002-2 Maximum Non-Program Vehicle Percentage of the sum

of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(iii) the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of the immediately preceding Business Day over the Series 2002-2 Maximum Mitsubishi Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(iv) the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu or Subaru, individually, and leased under the Leases as of the immediately preceding Business Day over the Series 2002-2 Maximum Individual Kia/Isuzu/Subaru Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu or Subaru, individually, and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Kia, Isuzu or Subaru, individually, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(v) the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai or Suzuki, individually, and leased under the Leases as of the immediately preceding Business Day over the Series 2002-2 Maximum Individual Hyundai/Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Hyundai or Suzuki, individually, and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2

AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Hyundai or Suzuki, individually, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 7.5% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(vi) the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of the immediately preceding Business Day over the Series 2002-2 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 20% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(vii) the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the Specified States Amount as of the immediately preceding Business Day over the Series 2002-2 Maximum Specified States Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma and Nebraska and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma and Nebraska and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 7.5% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

(viii) the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of the immediately preceding Business Day over the Series 2002-2 Maximum Non-Eligible Manufacturer Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles

manufactured by Manufacturers other than Eligible Non-Program Manufacturers and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 3% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day; and

(ix) at any time that the long-term senior unsecured debt rating of Nissan is “BBB-” or above from Standard & Poor’s and “Baa3” or above from Moody’s, 0 and in all other cases the greater of (x) the Series 2002-2 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Nissan and leased under the Leases as of the immediately preceding Business Day over the Series 2002-2 Maximum Nissan Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-2 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Nissan and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Nissan and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2002-2 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-2 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day.”

““Series 2002-2 Required Enhancement Percentage” means, as of any date of determination, the greater of (i) the Series 2002-2 Standard & Poor’s Required Enhancement Percentage as of such date and (ii) the Series 2002-2 Moody’s Required Enhancement Percentage as of such date.”

““Series 2002-2 Required Liquidity Amount” means, with respect to any Distribution Date, an amount equal to 4.75% of the Series 2002-2 Invested Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 2002-2 Notes on such Distribution Date).”

4.  Deletion of Definitions. The following definitions are hereby deleted from the Series 2002-2 Supplement: “Series 2002-2 Bankrupt Manufacturer Vehicle Percentage”, “Series 2002-2 Non-Program Vehicle Percentage”, “Series 2002-2 Program Vehicle Percentage”, “Series 2002-2 Required Incremental Bankrupt Manufacturer Rate” and “Series 2002-2 Required Non-Program Enhancement Percentage”.

5.  Amendment to Section 3.11(a). The strike rate of 4.0% in Section 3.11(a) of the Series 2002-2 Supplement is hereby increased to 6.0%.

6.  Amendment to Schedule I. (a) On the Series 2002-2 Seventh Amendment Effective Date (defined below), Schedule I to the Series 2002-2 Supplement shall be amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule I in the form of Schedule A to this Amendment, which shall have the effect of increasing the Maximum Purchaser Group Invested Amount for each Purchaser Group pursuant to Section 2.6(a) of the Series 2002-2 Supplement, as indicated on Schedule A hereto.

7.  This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2002-2 Supplement.

8.  Waiver of Notice Requirements, Waiver of Pro Rata Draw and Consent to Extension under Section 2.6(b). Each Purchaser Group, by executing this Amendment, (i) hereby waives the requirement set forth in Section 2.6(b) of the Series 2002-2 Supplement that CRCF provide the Administrative Agent with sixty (60) days’ prior written notice of any proposed extension of the Scheduled Expiry Date, (ii) hereby waives, solely with respect to the initial Increase on or after the Series 2002-2 Seventh Amendment Effective Date, the requirement set forth in Section 2.3(a) of the Series 2002-2 Supplement that CRCF provide the Administrative Agent with written notice of any Increase no later than 3:00 p.m. (New York City time) two (2) Business Days prior to the date of such Increase, (iii) hereby waives the requirement under Section 2.3(a) of the Series 2002-2 Supplement, solely with respect to the initial Increase on or after the Series 2002-2 Seventh Amendment Effective Date, that each Purchaser Group fund the full amount of its Commitment Percentage of such Increase; provided, that, after giving effect to such Increase, the Purchaser Group Invested Amount with respect to each Purchaser Group shall be equal to its Maximum Purchaser Group Invested Amount and (iv) hereby agrees to the extension of the Scheduled Expiry Date as effected by this Amendment.

9.  This Amendment shall become effective as of the first date (the “Series 2002-2 Seventh Amendment Effective Date”) on which each of the following have occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) the required enhancement shall be available to ensure that no Series 2002-2 Enhancement Deficiency shall occur in accordance with the terms of the Series 2002-2 Supplement, as amended by this Amendment on such date and (iv) all certificates and opinions of counsel required under the Base Indenture or by the Series 2002-2 Noteholders shall have been delivered to the Trustee and the Series 2002-2 Noteholders, as applicable; provided, however, that notwithstanding clause (iii) above, the Series 2002-2 Seventh Amendment Effective Date shall be no later than March 21, 2006.

10.  From and after the Series 2002-2 Seventh Amendment Effective Date, all references to the Series 2002-2 Supplement shall be deemed to be references to the Series 2002-2 Supplement as amended hereby.

11.  This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

12.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

CENDANT RENTAL CAR FUNDING (AESOP) LLC, as Issuer
By:	/s/: Lori Gebron
Name: Lori Gebron Title: Vice President

THE BANK OF NEW YORK, as Trustee and Series 2002-2 Agent
By:	/s/: Alan Li
Name: Alan Li Title: Assistant Treasurer

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	Barclays Bank PLC
as Attorney-in-Fact
By:	/s/: Fouad S. Onbargi
Name: Fouad S. Onbargi Title: Director

BARCLAYS BANK PLC, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/: Jeffrey Goldberg
Name: Jeffrey Goldberg Title: Associate Director

GEMINI SECURITIZATION CORP., LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/: Douglas Donaldson
Name: Douglas Donaldson Title: Treasurer

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/: Michael Cheng
Name: Michael Cheng Title: Director
By:	/s/: Stanley Chao
Name: Stanley Chao Title: Director

LIBERTY STREET FUNDING CORPORATION, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/: Bernard J. Angelo
Name: Bernard J. Angelo Title: Vice President

THE BANK OF NOVA SCOTIA, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/: J. Alan Edwards
Name: J. Alan Edwards Title: Managing Director

YC SUSI TRUST, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	Bank of America, National Association,
as Administrative Trustee
By:	/s/: Willem Van Beek
Name: Willem Van Beek Title: Principal

BANK OF AMERICA, NATIONAL ASSOCIATION, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/: Willem Van Beek
Name: Willem Van Beek Title: Principal

PARADIGM FUNDING LLC, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/: Doris J. Hearn
Name: Doris J. Hearn Title: Vice President

WESTLB AG, NEW YORK BRANCH, as a Funding Agent and an APA Bank under the Series 2002-2 Supplement
By:	/s/: Matthew F. Tallo
Name: Matthew F. Tallo Title: Director
By:	/s/: Laura Spichiger
Name: Laura Spichiger Title: Associate Director

CHARTA, LLC, as a CP Conduit Purchaser
By:	Citicorp North America, Inc., as
Attorney-in-fact
By:	/s/: Rosalia Agresti
Name: Rosalia Agresti Title: Vice President

CITIBANK, N.A., as an APA Bank
By:	/s/: Hugo Arias
Name: Hugo Arias Title: Director

CITICORP NORTH AMERICA, INC., as a Funding Agent
By:	/s/: Rosalia Agresti
Name: Rosalia Agresti Title: Vice President

JUPITER SECURITIZATION CORPORATION, as a CP Conduit Purchaser under the Series 2002-2 Supplement
By:	/s/: George S. Wilkins
Name: George S. Wilkins Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (formerly known as JPMorgan Chase Bank), as a Funding Agent under the Series 2002-2 Supplement
By:	/s/: George S. Wilkins
Name: George S. Wilkins Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (formerly known as JPMorgan Chase Bank), as an APA Bank under the Series 2002-2 Supplement
By:	/s/: George S. Wilkins
Name: George S. Wilkins Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (formerly known as JPMorgan Chase Bank), as Administrative Agent under the Series 2002-2 Supplement
By:	/s/: George S. Wilkins
Name: George S. Wilkins Title: Vice President

SCHEDULE I TO SERIES 2002-2 SUPPLEMENT

	CP Conduit	APA Banks	Funding Agent	APA Bank Percentage	Maximum Purchaser Group Invested Amount	Match Funding	Purchased Percentage
1.	Sheffield Receivables Corporation	Barclays Bank PLC	Barclays Bank PLC	100%	$100,000,000	Yes	10.0%
2.	Gemini Securitization Corp., LLC	Deutsche Bank AG, New York Branch	Deutsche Bank AG, New York Branch	100%	$125,000,000	No	12.5%
3.	Liberty Street Funding Corporation	The Bank of Nova Scotia	The Bank of Nova Scotia	100%	$125,000,000	No	12.5%
4.	YC SUSI Trust	Bank of America, National Association	Bank of America, National Association	100%	$125,000,000	No	12.5%
5.	Paradigm Funding LLC	WestLB AG, New York Branch	WestLB AG, New York Branch	100%	$125,000,000	No	12.5%
6	Charta, LLC	Citibank, N.A.	Citicorp North America, Inc.	100%	$125,000,000	No	12.5%
7.	Jupiter Securitization Corporation	JPMorgan Chase Bank, N.A.	JPMorgan Chase Bank, N.A.	100%	$275,000,000	No	27.5%